UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2019

QUANTERIX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlesex Turnpike Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 301-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 29, 2019, Jackson Streeter, M.D. notified Quanterix Corporation (the “Company”) of his resignation as Senior Vice President, Corporate Development and Strategy, effective August 1, 2019.

(e) On July 31, 2019, Dr. Streeter and the Company entered into a consulting agreement (the “Consulting Agreement”) effective August 2, 2019 through November 30, 2019 (the “Term”). The full text of the Consulting Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The following description of the Consulting Agreement is qualified in its entirety by reference to the Consulting Agreement.

Under the Consulting Agreement, Dr. Streeter will serve as a consultant to the Company on a part-time basis. Dr. Streeter’s services will consist primarily of activities relating to technology strategy, corporate strategy, and new business development. Dr. Streeter will also serve as the consultative chief medical officer of the Company. During the Term, Dr. Streeter will receive a monthly retainer of $12,500, and will be eligible to receive a finder’s fee of up to three percent (3%) of certain new business opportunities identified by Dr. Streeter. Dr. Streeter’s outstanding restricted stock unit and stock option awards granted in November 2018 will continue to vest through the one-year anniversary of his start date as a regular employee of the Company according to the terms and conditions of the applicable award agreements.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*±	Consulting Agreement, effective August 2, 2019, by and between the Company and Jackson Streeter, M.D.

*                      Management contract or compensatory plan or arrangement.

±                      Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[***]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTERIX CORPORATION

By:	/s/ Amol Chaubal
Amol Chaubal
Chief Financial Officer

Date: August 1, 2019